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GE CAPITAL MORTGAGE SERVICES, INC.                                EXHIBIT 99.15
Home Equity Loan Pass-Through Certificates,
Series 1995-HE1
SERVICER'S CERTIFICATE

SEPTEMBER, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

                                                  POOL ONE           POOL TWO
                                              ---------------   ---------------

     (1)  Aggregate Monthly Payments Due:        1,086,380.78        334,121.29
                                              ---------------   ---------------
     (2)  Aggregate Monthly Payments
          received and Monthly Advances
          made this Month:

          (a) Principal                            469,304.20        241,981.17
                                              ---------------   ---------------
          (b) Interest                             831,312.21        299,660.01
                                              ---------------   ---------------
          (c) Total                              1,300,616.41        541,641.18
                                              ---------------   ---------------

     (3)  Aggregate Principal
          Prepayments in part received
          on Self- Amortizing Mortgage
          Loans and applied in the
          applicable Prepayment Period:

          (a) Principal                             17,706.73          1,704.08
                                              ---------------   ---------------
          (c) Total                                 17,706.73          1,704.08
                                              ---------------   ---------------

     (4)  Aggregate Principal
          Prepayments in full received
          in the applicable Prepayment
          period:

          (a) Principal                          1,443,590.42        413,071.19
                                              ---------------   ---------------

          (b) Interest                              15,003.64          5,034.31
                                              ---------------   ---------------
          (c) Total                              1,458,594.06        418,105.50
                                              ---------------   ---------------

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     (5)  Aggregate Insurance Proceeds
          (including purchases of
          Mortgage Loans by primary
          mortgage insurers) for prior
          month:

          (a) Principal                                  0.00              0.00
                                              ---------------   ---------------
          (b) Interest                                   0.00              0.00
                                              ---------------   ---------------
          (c) Total                                      0.00              0.00
                                              ---------------   ---------------

     (6)  Aggregate Liquidation Proceeds
          for prior month:

          (a) Principal                                  0.00              0.00
                                              ---------------   ---------------
          (b) Interest                                   0.00              0.00
                                              ---------------   ---------------
          (c) Total                                      0.00              0.00
                                              ---------------   ---------------

     (7)  Aggregate Purchase Prices for
          Defaulted Mortgage Loans:

          (a) Principal                            238,403.12              0.00
                                              ---------------   ---------------
          (b) Interest                              10,086.64              0.00
                                              ---------------   ---------------
          (c) Total                                248,489.76              0.00
                                              ---------------   ---------------

     (8)  Aggregate Purchase Prices for
          (and substitution adjustments)
          for Defective Mortgage Loans:

          (a) Principal                                  0.00              0.00
                                              ---------------   ---------------
          (b) Interest                                   0.00              0.00
                                              ---------------   ---------------
          (c) Total                                      0.00              0.00
                                              ---------------   ---------------

     (9) Aggregate Purchase Prices for
           for Liquidating Loans:


          (a) Principal                                  0.00              0.00
                                              ---------------   ---------------
          (b) Interest                                   0.00              0.00
                                              ---------------   ---------------
          (c) Total                                      0.00              0.00
                                              ---------------   ---------------

     (10) Aggregate Purchase Prices for
          for Document Deficiencies per
          Sec. 2.02

          (a) Principal                             78,849.61              0.00
                                              ---------------   ---------------
          (b) Interest                                 757.49              0.00
                                              ---------------   ---------------
          (c) Total                                 79,607.10              0.00
                                              ---------------   ---------------

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     (11) Pool Principal Balance               106,329,898.62     39,979,409.13
                                              ---------------   ---------------

     (12) Special Repurchase Amount                      0.00
                                              ---------------

     (13) Repurchase Premium:

          Class A1                                       0.00
                                              ---------------
          Class A2                                       0.00
                                              ---------------
          Class A3                                       0.00
                                              ---------------
          Class A4                                       0.00
                                              ---------------
          Class A5                                       0.00
                                              ---------------

     (14) Available Funds:                       3,060,617.87        949,799.08
                                              ---------------   ---------------

     (15) Realized Losses for
          prior month:                             166,568.46              0.00
                                              ---------------   ---------------

     (16) Aggregate Realized
          Losses:                                  166,568.46              0.00
                                              ---------------   ---------------

     (17) Compensating Interest
          Payment:                                   1,086.22            589.73
                                              ---------------   ---------------


     (18) Net Simple Interest
          Shortfall:                                     0.00              0.00
                                              ---------------   ---------------

     (19) Net Simple Interest
          Excess:                                        0.00              0.00
                                              ---------------   ---------------

     (20) Simple Interest Shortfall
          Payment:                                       0.00              0.00
                                              ---------------   ---------------

     (21) Unpaid Net Simple Interest
          Shortfall:

          Class A1                                       0.00
                                              ---------------
          Class A2                                       0.00
                                              ---------------
          Class A3                                       0.00
                                              ---------------
          Class A4                                       0.00
                                              ---------------
          Class A5                                       0.00
                                              ---------------
          Class A6                                       0.00
                                              ---------------

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     (22) Class Certificate Interest
          Rate:

          Class 1S                                   2.078728%
                                              ---------------
          Class 2S                                   1.295807%
                                              ---------------

     (23) Maximum Amount:                       14,990,525.00
                                              ---------------

     (24) Amount Available:                     13,626,088.39
                                              ---------------

     (25) Accrued Certificate Interest
          and Pay-out Rate:

          Class A1                                 127,337.02              7.00%
                                              ---------------   ---------------
          Class A2                                 202,112.50              6.90%
                                              ---------------   ---------------
          Class A3                                 103,541.67              7.00%
                                              ---------------   ---------------
          Class A4                                  90,185.42              7.30%

                                              ---------------   ---------------
          Class A5                                 105,394.71              7.54%
                                              ---------------   ---------------
          Class A6                                 249,871.31              7.50%
                                              ---------------   ---------------
          Class 1S                                 184,192.47              2.08%
                                              ---------------   ---------------
          Class 2S                                  43,171.33              1.30%
                                              ---------------   ---------------
          Total                                  1,105,806.42
                                              ---------------

     (26) Principal distributable:

          Class A1                               2,247,854.08
                                              ---------------
          Class A2                                       0.00
                                              ---------------
          Class A3                                       0.00
                                              ---------------
          Class A4                                       0.00
                                              ---------------
          Class A5                                       0.00
                                              ---------------
          Class A6                                 656,756.44
                                              ---------------
          Class R                                        0.00
                                              ---------------
          Class RL                                       0.00
                                              ---------------
          Total                                  2,904,610.52

     (27) Additional distributions to
          the Class R Certificate
          pursuant to Section 4.01 (c):                  0.00              0.00
                                              ---------------   ---------------

     (28) Additional distributions to
          the Class RL Certificate
          pursuant to Section 2.05 (d):                  0.00              0.00
                                              ---------------   ---------------
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Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.




GE CAPITAL MORTGAGE SERVICES, INC.


By:/S/Pamela L. Monahan
---------------------------------------------
Name: Pamela  L. Monahan
Title:  Vice President